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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 1, 1999
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       M&F BANCORP, INC. (successor issuer of Mechanics and Farmers Bank)
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             (Exact name of registrant as specified in its charter)

        North Carolina                                        56-1980549
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(State or other jurisdiction of       (Commission         (I.R.S. Employer
 incorporation or organization)       File Number)        Identification number)

        116 West Parrish Street, Durham, North Carolina          27701-3321
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        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  919/683-1521
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ITEM 5.  OTHER EVENTS.

On September 1, 1999, pursuant to an Agreement of Reorganization and Plan of Exchange among M&F Bancorp, Inc. and Mechanics and Farmers Bank, Bancorp acquired all the outstanding stock of the Bank as a result of the reorganization transaction. Under the terms of the agreement, each one of the existing outstanding shares of Bank common stock, was exchanged for one of Bancorp's common shares so that each existing shareholder of the Bank became a shareholder of Bancorp, owning the same number and percentage of shares in Bancorp as in the Bank, except for any nominal changes resulting from the elimination of dissenting shareholders. The shares of Bancorp issued in connection with the Reorganization were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from registration set forth in Section 3(a)(12) of the Act.

As a result of the transaction described above, Bancorp is the successor issuer to Mechanics and Farmers Bank, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934. The Bank has been subject to the informational requirements of the Exchange Act and in accordance with Section 12(i) thereof has timely filed reports and other information with the FDIC. Such reports and other information filed by the Bank with the FDIC may be inspected and copied


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at the public reference facilities maintained by the FDIC at 550 17th Street,
NW, Washington, DC 20006. The Bank filed under FDIC Certificate No. 12266.

The last report filed by the Bank with the FDIC was the June 30, 1999 10-QSB. This Form 8-K is being filed by Bancorp as the initial report of Bancorp to the SEC and as notice that it is the successor issuer to the Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith files reports and other information with the Commission. The first regular report to be filed by Bancorp with the SEC will be the 10-QSB for September 30, 1999.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial statements - not applicable

      (b) Pro forma financial information - not applicable

      (c) Exhibit:

          99.  Agreement of Reorganization and Plan of Exchange

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: September 7, 1999


                                       M&F BANCORP, INC.



                                       By: /s/ Julia W. Taylor
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                                               Julia W. Taylor
                                               Chairman, President and CEO